UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

MANNKIND CORPORATION

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

MANNKIND CORPORATION

30930 Russell Ranch Road, Suite 301

Westlake Village, CA 91362

(818) 661-5000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on Wednesday, December 13, 2017

Dear Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders of MannKind Corporation, a Delaware corporation. The meeting will be held on Wednesday, December 13, 2017 at 10:00 a.m. local time at the office of MannKind at 30930 Russell Ranch Road, Suite 301, Westlake Village, CA 91362.

We are holding the meeting for the following purposes, as more fully described in the accompanying proxy statement:

1. To approve an amendment to MannKind Corporation’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 140,000,000 shares to 280,000,000 shares (the “Authorized Shares Increase Proposal”);

2. To authorize the adjournment of the meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of the Authorized Shares Increase Proposal; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

All of our stockholders of record as of November 9, 2017 are entitled to attend and vote at the meeting and at any adjournment or postponement thereof.

Our Board of Directors recommends that you vote FOR the Authorized Shares Increase Proposal as provided in Proposal 1 and FOR the authorization to adjourn the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1, as provided in Proposal 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders of MannKind Corporation to be Held on December 13, 2017 at 10:00 a.m. local time at the office of MannKind Corporation located at 30930 Russell Ranch Road, Suite 301, Westlake Village, CA 91362.

The proxy statement is available at www.mannkindcorp.com

By Order of the Board of Directors

David Thomson

Corporate Vice President, General Counsel and Secretary

Westlake Village, California

November 17, 2017

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote by proxy pursuant to the instructions set forth herein as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

All visitors to the MannKind Westlake Village site will be required to present a government-issued photo identification. Thank you, in advance, for your cooperation.

MANNKIND CORPORATION

30930 Russell Ranch Road, Suite 301

Westlake Village, CA 91362

PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS

To be held on December 13, 2017

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive these proxy materials?

We have sent you this proxy statement and the enclosed proxy card because the Board of Directors (sometimes referred to as the “Board” or the “Board of Directors”) of MannKind Corporation (sometimes referred to as the “Company,” “MannKind,” “we” or “us”) is soliciting your proxy to vote at a Special Meeting of Stockholders (the “Special Meeting”), including any adjournments or postponements of the Special Meeting. Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we are also providing access to our proxy materials over the internet, which can be accessed at www.proxydocs.com/mnkd.

We intend to mail these proxy materials on or about November 17, 2017 to all stockholders of record entitled to vote at the Special Meeting.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on November 9, 2017 (the “record date”) will be entitled to vote at the Special Meeting or any adjournment or postponement thereof. On the record date, there were 118,870,645 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on the record date your shares were registered directly in your name with MannKind’s transfer agent, Computershare Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy pursuant to the instructions set forth below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

Management is presenting two proposals for stockholder vote.

1. To amend MannKind’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of our common stock from 140,000,000 shares to 280,000,000 shares (the “Authorized Shares Increase Proposal”).

2. To approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the Authorized Shares Increase Proposal (the “Adjournment Proposal”).

For each proposal, you may vote “For” such proposal, vote “Against” such proposal or “Abstain” from voting on such proposal.

The Board of Directors unanimously recommends a vote FOR each of the foregoing proposals.

What if another matter is properly brought before the Special Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the internet. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Special Meeting and we will give you a ballot when you arrive. For directions to the Special Meeting, please visit the following web address: http://www.google.com/maps/place/30930+Russell+Ranch+Rd,+Westlake+Village,+CA+91362.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. Your signed proxy card must be received by 5:00 p.m. U.S. Eastern Standard Time on December 12, 2017 to be counted.

•	To vote over the telephone, dial toll-free (866) 437-3716 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 5:00 p.m. U.S. Eastern Standard Time on December 12, 2017 to be counted.

•	To vote through the internet, go to http://www.proxypush.com/mnkd to complete an electronic proxy card. You will be asked to provide the control number from the enclosed proxy card. Your vote must be received by 5:00 p.m. U.S. Eastern Standard Time on December 12, 2017 to be counted.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with this proxy statement from that organization rather than from MannKind. Simply complete and mail the proxy card as directed by the voting instructions to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Special Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with our proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the record date.

What if I return a proxy card or otherwise vote by proxy but do not make specific choices?

If you voted by proxy without marking any voting selections, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

In addition, we have retained Morrow Sodali LLC to assist in the solicitation. We will pay Morrow Sodali LLC approximately $9,500 plus out-of-pocket expenses, for its assistance.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions with respect to each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are a stockholder of record, you may revoke your proxy in any one of the following ways:

•	You may send a written notice that you are revoking your proxy to MannKind’s Corporate Secretary at 30930 Russell Ranch Road, Suite 301, Westlake Village, CA 91362.

•	You may grant another proxy by telephone or through the internet.

•	You may submit another properly completed proxy card with a later date.

•	You may attend the Special Meeting and vote in person. Simply attending the Special Meeting will not, by itself, revoke your proxy.

Your most current proxy, whether submitted by proxy card, telephone or internet, is the one that is counted.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “For” and “Against” votes, abstentions and, if any, broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes will also have the same effect as “Against” votes.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name (shares are held by your broker as your nominee), the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If you do not give instructions to your broker, your broker can vote your shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders. The New York Stock Exchange has advised us that the Authorized Shares Increase Proposal and the Adjournment Proposal will both be considered routine matters.

How many votes are needed to approve the Authorized Shares Increase Proposal?

To be approved, the Authorized Shares Increase Proposal must receive “For” votes from the holders of a majority of our common stock having voting power outstanding on the record date for the Special Meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes, if any, will also have the same effect as “Against” votes.

How many votes are needed to approve the Adjournment Proposal?

To be approved, the Adjournment Proposal must receive “For” votes from a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on such matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes, if any, will also have the same effect as “Against” votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Special Meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by stockholders present at the Special Meeting or by proxy. On the record date, there were 118,870,645 shares outstanding and entitled to vote. Thus, 59,435,323 shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Special Meeting or a majority of the votes present at the Special Meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file no later than four business days after the conclusion of the Special Meeting. If final voting results are not available to us in time to file a Form 8-K on or before the fourth business day after the Special Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in MannKind’s proxy material for next year’s annual meeting, your proposal must be submitted in writing by December 8, 2017 to Attn: Corporate Secretary, MannKind Corporation, 30930 Russell Ranch Road, Suite 301, Westlake Village, CA 91362. If you wish to submit a proposal that is not to be included in MannKind’s proxy materials or nominate a director, you must do so not later than February 17, 2018 and not earlier than January 18, 2018. You are also advised to review the Company’s Amended and Restated Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

PROPOSAL 1

APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors is requesting stockholder approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the Company’s authorized number of shares of common stock from 140,000,000 to 280,000,000 shares. The form of amendment is attached to this proxy statement as Appendix A.

As of October 30, 2017, in addition to the 117,147,107 shares of common stock outstanding, the Board had reserved 18,758,689 of the remaining authorized and unissued shares of the Company for issuances under the Company’s equity incentive plans, upon exercise of outstanding warrants, interest payments under our 5.75% Convertible Senior Subordinated Exchange Notes due 2021 or upon conversion of outstanding convertible notes. Thus, as of October 30, 2017, the Company had only 4,094,204 unissued and unreserved authorized shares of common stock.

The additional common stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding common stock of the Company. Although at present the Board of Directors has not approved any plans or proposals to issue any of the additional shares of our common stock that would become authorized for issuance if this proposal is approved, the Board of Directors desires to have the shares available to provide additional flexibility to use our common stock for financing and business purposes in the future. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for, with respect to the issuance of additional shares, effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share, if any, and voting rights of current holders of our common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

Unless further stockholder approval is required for a proposed issuance of additional shares by the rules of The Nasdaq Stock Market or other applicable laws or regulations, the additional shares may be used for various purposes without further stockholder approval. These purposes may include: raising capital; providing equity incentives to employees, officers and directors; establishing strategic relationships with other companies; conversion of debt; expanding business or product lines through the acquisition of other businesses or products; and other purposes.

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If this proposal is not approved by our stockholders, our financing alternatives will likely be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled scientific, commercial and managerial employees, and if this proposal is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities as the Board or the Compensation Committee thereof deems appropriate could adversely impact our ability to achieve these goals. In short, if our stockholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Vote Required

The affirmative vote of the holders of a majority of the outstanding shares of our common stock on the record date will be required to approve the amendment of the Company’s Amended and Restated Certificate of Incorporation to effect the authorized shares increase. As a result, abstentions and broker non-votes, if any, will have the same effect as “against” votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 2

AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

General

If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposal 1. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal 1, we could adjourn the Special Meeting without a vote on such proposal and seek to convince our stockholders to change their votes in favor of such proposal.

If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on such matter. Accordingly, if you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes, if any, will also have the same effect as “Against” votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of October 30, 2017 by: (i) each director; (ii) each named executive officer; and (iii) all current executive officers and directors of the Company as a group. As of the date of this proxy statement, the Company was not aware of any beneficial owner of more than five percent of its common stock other than The Mann Group LLC and The Alfred E. Mann Living Trust. The table is based upon information supplied by our executive officers, directors and certain of our security holders, and a review of Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 117,147,107 shares outstanding on October 30, 2017, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before December 29, 2017, which is 60 days after October 30, 2017. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Certain of the options in this table are exercisable at any time but, if exercised, are subject to a lapsing right of repurchase until the options are fully vested. Unless otherwise indicated, the address for each person or entity listed in the table is c/o MannKind Corporation, 30930 Russell Ranch Road, Suite 301, Westlake Village, CA 91362.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% Stockholders
The Mann Group LLC(1)	8,621,942	7.4%
12744 San Fernando Road
Sylmar, CA 91342
The Alfred E. Mann Living Trust(2)	8,806,500	7.5%
12744 San Fernando Road
Sylmar, CA 91342
Named Executive Officers and Directors
Matthew J. Pfeffer(3)	555,299	*
Michael Castagna, Pharm.D.(4)	57,837	*
David Thomson, Ph.D., J.D.(5)	389,535	*
Raymond Urbanski M.D., Ph.D.(6)	47,851	*
Ronald J. Consiglio(7)	70,874	*
Michael A. Friedman, M.D.(8)	72,142	*
Kent Kresa(9)	244,534	*
David H. MacCallum(10)	72,346	*
Henry L. Nordhoff(11)	68,576	*
James S. Shannon, M.D.(12)	27,674	*
All current executive officers and directors as a group (14 persons)(13)	1,318,162	1.1%

*	Less than 1%.
(1)	The Alfred E. Mann Living Trust (the “Trust”) is the sole member and manager of The Mann Group LLC (“The Mann Group”).
(2)	Includes (i) the shares held by The Mann Group and (ii) 184,558 shares held of record by the Trust.

(3)	Includes 17,211 shares which Mr. Pfeffer has the right to acquire within 60 days of October 30, 2017 pursuant to the exercise of outstanding options. Mr. Pfeffer ceased being an executive officer of the Company on May 25, 2017 and ceased being a director of the Company on October 24, 2017.
(4)	Includes 2,744 shares which Dr. Castagna has the right to acquire within 60 days of October 30, 2017 pursuant to the exercise of outstanding options.
(5)	Includes 4,622 shares which Dr. Thomson has the right to acquire within 60 days of October 30, 2017 pursuant to the exercise of outstanding options.
(6)	Includes 4,260 shares which Dr. Urbanski has the right to acquire within 60 days of October 30, 2017 pursuant to the exercise of outstanding options. Dr. Urbanski ceased being an executive officer of the Company on September 29, 2017.
(7)	Includes 2,049 options and 567 restricted stock units which Mr. Consiglio has the right to acquire within 60 days of October 30, 2017 pursuant to the exercise of outstanding options and vesting of restricted stock units.
(8)	Includes 2,800 options and 567 restricted stock units which Dr. Friedman has the right to acquire within 60 days of October 30, 2017 pursuant to the exercise of outstanding options and vesting of restricted stock units.
(9)	Includes (i) 1,929 options and 567 restricted stock units which Mr. Kresa has the right to acquire within 60 days of October 30, 2017 pursuant to the exercise of outstanding options and vesting of restricted stock units and (ii) 166,600 shares of common stock held by the Kresa Family Foundation, which Mr. Kresa is deemed to beneficially own.
(10)	Includes 2,327 options and 567 restricted stock units which Mr. MacCallum has the right to acquire within 60 days of October 30, 2017 pursuant to the exercise of outstanding options and vesting of restricted stock units.
(11)	Includes 2,327 options and 567 restricted stock units which Mr. Nordhoff has the right to acquire within 60 days of October 30, 2017 pursuant to the exercise of outstanding options and vesting of restricted stock units.
(12)	Includes 2,472 options and 567 restricted stock units which Dr. Shannon has the right to acquire within 60 days of October 30, 2017 pursuant to the exercise of outstanding options and vesting of restricted stock units.
(13)	Includes the shares described in notes (4), (5) and (7) through (12) above, as well as (i) 40,838 shares owned by other executive officers, (ii) 5,000 restricted stock units that other executive officers have the right to acquire within 60 days of October 30, 2017 and (iii) 268,806 shares underlying stock options that other executive officers have the right to acquire within 60 days of October 30, 2017.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for our proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are MannKind stockholders will be “householding” our proxy materials. A single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to MannKind Corporation, Investor Relations, 30930 Russell Ranch Road, Suite 301, Westlake Village, CA 91362 or contact David Thomson at (818) 661-5000. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

We do not know of any business other than that described in this Proxy Statement that will be presented for consideration or action by the stockholders at the Special Meeting. If, however, any other business is properly brought before the Special Meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

By Order of the Board of Directors

David Thomson

Corporate Vice President, General Counsel and Secretary

Westlake Village, California 91362

November 17, 2017

Appendix A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MANNKIND CORPORATION

MANNKIND CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify:

FIRST: The original name of the Corporation was Pharmaceutical Discovery Corporation. The date on which the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is February 14, 1991.

SECOND: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions amending its Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), as follows:

The first paragraph of Paragraph A of Article IV of the Restated Certificate is hereby amended and restated to read in its entirety as follows:

“A.    This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is two hundred ninety million (290,000,000) shares. Two hundred eighty million (280,000,000) shares shall be Common Stock, each having a par value of one cent ($.01). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one cent ($.01).”

THIRD: The foregoing amendment was submitted to the stockholders of the Corporation for their approval at a special meeting of stockholders which was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment. Accordingly, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FOURTH: This Certificate of Amendment shall become effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, MannKind Corporation has caused this Certificate of Amendment to be signed by its Corporate Vice President, General Counsel and Secretary on            , 2017.

MANNKIND CORPORATION

By:
David Thomson
Corporate Vice President, General Counsel and Secretary

SPECIAL MEETING OF STOCKHOLDERS OF MANNKIND CORPORATION Date: December 13, 2017 Time: 10:00 A.M. (Pacific Standard Time) Place: MannKind Corporation, 30930 Russell Ranch Road, Suite 301, Westlake Village, CA 91362 Please make your marks like this: Use dark black pencil or pen only Board of Directors Recommends a Vote FOR proposals 1 and 2. Directors For Against Abstain Recommend 1: To approve an amendment to MannKind’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 140,000,000 shares to 280,000,000 shares; and For 2: To authorize an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. For Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Please separate carefully at the perforation and return just this portion in the envelope provided. Special Meeting of MannKind Corporation to be held on Wednesday, December 13, 2017 for Holders as of November 9, 2017 This proxy is being solicited on behalf of the Board of Directors VOTE BY: INTERNET TELEPHONE Call www. Go To proxypush.com/mnkd 866-437-3716 • • Use any touch-tone telephone. Cast your vote online. OR View Meeting Documents. • Have your Proxy Card/Voting Instruction Form ready. • • Follow the simple recorded instructions. MAIL OR • Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. The undersigned hereby appoints David Thomson and Rosabel R. Alinaya, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of MannKind Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the MannKind Corporation to be held December 13, 2017 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. All votes must be received by 5:00 P.M., Eastern Standard Time, December 12, 2017. PROXY TABULATOR FOR MANNKIND CORPORATION c/o MEDIANT COMMUNICATIONS P.O. BOX 8016 CARY, NC 27512-9903 EVENT # CLIENT #

Please separate carefully at the perforation and return just this portion in the envelope provided. Proxy — MannKind Corporation Special Meeting of Stockholders December 13, 2017, 10:00 A.M. (Pacific Standard Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints David Thomson and Rosabel R. Alinaya, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of MannKind Corporation Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the MannKind Corporation to be held December 13, 2017 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. The purpose of the Special Meeting is to take action on the following: 1. To approve an amendment to MannKind’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 140,000,000 shares to 280,000,000 shares; and 2. To authorize an adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. To attend the meeting and vote your shares in person, please mark this box.